    As filed with the Securities and Exchange Commission on January 29, 2001
                                                            File No. 333 - 80473
                                                            File No. 811 - 09383

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

                       Pre-Effective Amendment No.                           [ ]

                       Post-Effective Amendment No. 2                        [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

                       Amendment No. 4                                       [X]

                          HAMBRECHT & QUIST FUND TRUST
               (Exact Name of Registrant as Specified on Charter)

                                 One Bush Street
                         San Francisco, California 94104
                    (Address of Principal Executive Offices)

                                 (415) 439-3000
                         (Registrant's Telephone Number)

                                 Sarah E. Jones
                                    President
                     Hambrecht & Quist Fund Management, LLC
                                 One Bush Street
                         San Francisco, California 94104
                     (Name and Address for Agent of Service)
Copies to:

Andre W. Brewster, Esq.
Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation Three Embarcadero Center, 7th Floor
San Francisco, CA  94111-4065

It is proposed that this filing will become effective (check appropriate box):
 [X] immediately upon filing pursuant to paragraph (b)
 [ ] on (date) pursuant to paragraph (b)
 [ ] 60 days after filing pursuant to paragraph (a)(1)
 [ ] on (date) pursuant to paragraph (a)(1)
 [ ] 75 days after filing pursuant to paragraph (a)(2)
 [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         H&Q IPO & EMERGING COMPANY FUND

                      Supplement dated January 29, 2001 to
                Common Class and Adviser Classes Prospectuses and
           Statement of Additional Information dated January 29, 2001


     THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE COMMON CLASS AND ADVISER CLASSES PROSPECTUSES AND THE STATEMENT OF ADDITIONAL INFORMATION FOR THE H&Q IPO & EMERGING COMPANY FUND (THE "FUND")"

     On November 28, 2000, the Trustees of Hambrecht & Quist Fund Trust (the "Trust"), on behalf of the Fund, unanimously approved an Agreement and Plan of Reorganization (the "Plan"), with Mutual Fund Investment Trust ("MFIT"), on behalf of a newly created series (the "Chase Fund"), and the transactions contemplated thereby (the "Reorganization").

     The Plan provides for the exchange of all the assets and liabilities of the Fund for the Class A and Class B shares of the Chase Fund. Holders of Common Class and Class A shares of the Fund would receive Class A shares of the Chase Fund, and holders of Class B shares of the Fund would receive Class B shares of the Chase Fund, in each case equal in value to the net asset value of their shares in the Fund.

     A special meeting of shareholders of the Fund (the "Meeting") will be held on or about February 15, 2001 to vote on the Reorganization. If the Reorganization is approved at the Meeting, the Reorganization is expected to become effective on or about February 28, 2001. Prior to the Meeting, the Fund will send to shareholders of record a combined proxy statement and prospectus describing the Reorganization and the Chase Fund (the "Proxy/Prospectus").

     The Reorganization would effect a number of changes, including the following:

          1. FUND FEES AND EXPENSES. For a period of one year from the date of the Reorganization, the investment advisor and/or its affiliates would limit the annual operating expenses of the Chase Fund to 1.35% of the net assets of the Class A shares and 2.05% of the net assets of the Class B shares if the total net assets of the Chase Fund are at least $150 million, and to 1.60% of the net assets of the Class A shares and 2.30% of the net assets of the Class B shares if the total net assets of the Chase Fund are less than $150 million.

          2. FUND MANAGEMENT. Chase Fleming Asset Management (USA) Inc. ("CFAM"), an affiliate of The Chase Manhattan Bank ("Chase"), would be the investment advisor of the Chase Fund with Symphony Asset Management, LLC, the Fund's current sub-advisor, acting as sub-advisor to CFAM.

          3. INVESTING IN THE FUND. The Chase Fund would not offer Common Class shares. Class A and Class B shareholders of the Chase Fund would be permitted to exchange their shares for shares of other Chase funds without a sales load. Former

     Class A shareholders of the Fund would be charged a front-end sales load of up to 5.75% on their purchases of new Class A shares of the Chase Fund. Class B shares of the Chase Fund purchased after the Reorganization would be subject to a deferred sales charge for 6 years and would convert to Class A shares after 8 years. The minimum initial investment for regular accounts would be reduced to $2,500, and other minimum investment requirements will change.

          4. MANAGEMENT OF THE FUND. The business of the Chase Fund would be managed by the Board of Trustees and officers of MFIT.

          5. DISTRIBUTOR. Vista Fund Distributors, Inc., an affiliate of The BISYS Group, Inc., would be the distributor of the Chase Fund.

          6. TRANSFER AGENT. DST Systems, Inc. would be the transfer agent of the Chase Fund.

          7. LEGAL COUNSEL. Simpson Thacher & Bartlett would be counsel to the Chase Fund.

          8. DESCRIPTION OF THE TRUST. The Chase Fund would be one of several series of MFIT, a Massachusetts business trust. Chase Fund shareholders would vote together with the other series of MFIT on corporate governance matters, including Trustee elections. The operations of the Chase Fund would be governed by MFIT's Declaration of Trust and By-Laws and applicable Massachusetts law.


     THESE AND OTHER CHANGES RESULTING FROM THE REORGANIZATION ARE DESCRIBED IN GREATER DETAIL IN THE PROXY/PROSPECTUS. THIS SUPPLEMENT IS QUALIFIED IN ITS ENTIRETY BY THE PROXY/PROSPECTUS, WHICH SHOULD BE READ CAREFULLY AND WHICH IS INCORPORATED HEREIN BY REFERENCE.

Prospectus January 29, 2001


                         H & Q IPO & Emerging Company Fund
--------------------------------------------------------------------------------
                                Adviser Classes

                                 As with mutual funds the Securties and Exchange Commision (SEC) has not approved these securties or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is commiting a federal crime.

Contents

About the Fund...................3

Goal............................ 4

Main Strategy....................4

Main Risks.......................5

Risk/Return Bar
     Chart and Table.............6

Fund Fees and Expenses...........7

Fund Management..................8

Investing in the Fund............8
     Buying Shares...............9
     Selling Shares.............10
     Shareholder Services.......11

Other Transaction Policies......11

Distributions and Taxes.........12

Financial Highlights............13

To Learn More...........Back Cover

About the fund

The H&Q IPO & Emerging Company Fund (Fund) is designed to offer individual investors the benefits of investing in a diversified portfolio of common stocks acquired as part of, or within 18 months after, a company's initial public offering.

The Fund uses a quantitatively driven strategy to make buy and sell decisions. The strategy employs a range of proprietary techniques, developed through an extensive analysis of performance and other data related to newly public companies.

THE H&Q IPO &
EMERGING COMPANY FUND                   [clock graphic]
--------------------------------------------------------------------------------
Goal
The Fund's goal is capital appreciation.

MAIN STRATEGY

The Fund seeks to achieve its goal by investing, under normal market conditions, at least 65% of its assets in a diversified portfolio of common stocks acquired as part of, or within 18 months after, a company's initial public offering and traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market. The Fund defines shares acquired as part of the initial public offering as IPOs and shares acquired within 18 months thereafter as emerging company shares.

The Fund's sub-adviser, Symphony Asset Management, LLC, has developed a quantitative model which tracks historical IPO performance. At the time of the initial public offering, the sub-adviser will purchase IPOs that meet certain minimum quantitative criteria for offering size, issuer market capitalization and lead underwriter, among other factors. The sub-adviser will attempt to purchase these shares directly from the underwriters at the offering price. If shares cannot be obtained in the initial public offering at the offering price, they will be purchased in the secondary market shortly thereafter. For a period of up to 18 months after the initial public offering, the sub-adviser will also purchase emerging company shares based upon the above criteria and certain aftermarket criteria, such as analyst ratings, price, performance, valuation relative to the industry and insider activity. IPOs and emerging company shares held by the Fund will be sold based upon similar aftermarket criteria. The Fund normally expects to sell most of its holdings within a year of purchase. When making investment decisions, the sub-adviser will employ qualitative, as well as quantitative, techniques and will emphasize issuers with growth characteristics.

When the sub-adviser believes that the number or quality of IPOs or emerging company shares available for Fund investment is inadequate, the sub-adviser intends to invest in futures contracts or participations based on equity indexes, such as the S&P 500(R) Index, Russell 2000(R) Index or Wilshire 4500(R) Index. The sub-adviser may also purchase equity securities that are not IPOs or emerging company shares (including common stocks, preferred stocks, convertible securities and warrants) issued primarily by companies which have capitalizations of $1 billion or less at the time of investment. Pending investment and to provide liquidity for redemptions, the Fund may also hold its assets in cash and cash equivalent instruments, such as money market mutual funds, Treasury bills, commercial paper and repurchase agreements. The Fund's investment in assets other than IPOs and emerging company shares will, in normal circumstances, be limited to 35% of its assets. The Fund may not achieve its investment objective during periods when it has taken a temporary defensive position because of adverse market, economic, political or other conditions.

MAIN RISKS

SPECIAL RISKS OF IPOs AND EMERGING COMPANY SHARES. Most IPOs and emerging company shares involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs and emerging company shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs and emerging company shares can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

STOCK MARKETS WILL FALL PERIODICALLY. As with any investment whose performance is tied to stock markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on IPOs and emerging company shares.

THE NUMBER OR QUALITY OF IPOs AND EMERGING COMPANY SHARES AVAILABLE FOR FUND PURCHASE MAY BE INADEQUATE FOR EXTENDED PERIODS OF TIME. During such periods, the Fund will not be able to implement its main investment strategy.

THE IPO MARKET TENDS TO FAVOR CERTAIN INDUSTRIES FROM TIME TO TIME. As a result, the companies in which the Fund invests at any given time may represent a limited number of industries, and the Fund's share price may be subject to greater volatility.

THE FUND MAY BE UNABLE TO PURCHASE IPOs AT THE OFFERING PRICE. The price of IPO shares in the aftermarket may greatly exceed the offering price, making it more difficult for the Fund to realize a profit.

THE FUND MAY AGREE TO CONTRACTUAL RESTRICTIONS ON ITS RESALE OF CERTAIN IPOs. These restrictions, known as "lock-ups," will typically extend from 30 to 180 days after the initial public offering. During the period of the lock-up, the Fund will not be able to sell these securities and the value of these securities may decline as a result of adverse market movements.

THE INVESTMENT ADVISER MAY APPEAR TO HAVE A CONFLICT OF INTEREST WHEN THE FUND PURCHASES IPOs FROM UNDERWRITING SYNDICATES OF WHICH AFFILIATES OF THE FUND'S INVESTMENT ADVISER ACT AS A MEMBER OR MANAGER. The Fund will not purchase IPOs directly from such affiliates and the Fund otherwise intends to conduct these purchases in compliance with applicable SEC rules.

THE FUND NORMALLY EXPECTS TO SELL MOST OF ITS HOLDINGS WITHIN A YEAR. This turnover of the Fund's portfolio will increase the Fund's transaction costs. Any gains from such sales will also be treated as short-term capital gains, taxable as ordinary income to the Fund's shareholders.

THE FUND MAY HAVE TO SELL STOCKS AT A LOSS IN ORDER TO FUND SHAREHOLDER REDEMPTIONS. Redemptions are more likely to occur when prices of IPOs and emerging company shares are declining, and prices of IPOs and emerging company shares may fall more rapidly than those of other securities.

THE FUND AND THE INVESTMENT ADVISER HAVE ONLY A SHORT OPERATING HISTORY AND THE SUB-ADVISER'S MODEL HAS NOT BEEN PREVIOUSLY IMPLEMENTED BY A MUTUAL FUND. The model is based largely on a limited period of past market performance and may fail to anticipate shifts in market dynamics over time.


THE SUB-ADVISER'S MODEL RELIES ON MARKET AND OTHER DATA COMPILED FROM OTHER SOURCES, PRIMARILY IPO EDGE, A LEADING PROVIDER OF IPO INFORMATION. If this information were to become unavailable, the Fund's investment strategy could be disrupted.

THE FUND MAY INVEST IN OTHER INSTRUMENTS THAT ALSO INVOLVE RISK. For example, futures contracts and index participations, which the Fund may use to gain exposure to the stock market, could hurt the Fund's performance if they do not perform as expected. In addition, the Fund may invest in equity securities with small capitalizations other than IPOs and emerging company shares, as well as in futures contracts and participations based on these securities. Investing in small capitalization companies carries many of the same risks as investing in IPOs and emerging company shares.

RISK/RETURN BAR CHART AND TABLE

The information provided in the following bar chart and table provides some indication of the risks of an investment in the Fund and by comparing the Fund's performance with a broad measure of market performance.

ANNUAL TOTAL RETURN
(YEARS ENDED DECEMBER 31)

                  2000    1999(1)
--------------------------------
Class A Shares.. -49.12   41.82%

(1)  Not annualized. The Fund commenced operations on October 29, 1999.

[BAR CHART]

The Fund's highest return for a quarter was 13.75% (1st quarter, 2000) and its lowest return in a quarter was -42.32% (4th quarter, 2000).


AVERAGE ANNUAL TOTAL RETURN
(YEARS ENDED DECEMBER 31)

                           SINCE
                  2000(2  INCEPTION
---------------------------------
Class A Shares...-51.93%  -27.73%
Class B Shares...-54.53%  -29.76%
Nasdaq 100.......-36.84%  -11.21%
Russell 2000..... -3.02%   12.81%

(2) Class A shares are sold subject to a sales charge that is not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown.

FUND FEES AND EXPENSES

The following table describes what you can expect to pay as a Fund investor. "Shareholder fees" are expenses charged to you directly by Chase Securities Inc.
(CSI), the Fund's distributor. "Annual operating expenses" are paid out of Fund assets, so their effect is included in total return.

PERCENTAGE FEE TABLE

                                                            CLASS A      CLASS B
--------------------------------------------------------------------------------
SHAREHOLDER FEES

 Maximum sales charge (load) imposed on purchases
  (as a % of offering price)............................    5.50%(1)      None

 Maximum deferred sales charge
  (as a % of lower of offering or sale price)...........     None(2)    5.00%(3)

 Redemption fees
  (as a % of sale price)................................     None(4)     None(4)

ANNUAL OPERATING EXPENSES
 (as a % of average net assets)
 Management fees.........................................   0.65%        0.65%
 Distribution fees.......................................   0.30         1.00
 Other expenses(5).......................................   0.27         0.27
                                                            ----         ----
 Total annual operating expenses(5).....................    1.22%        1.92%



-----------------------

(1)  No sales charge is imposed on dividend reinvestments.

(2) Purchases of $1,000,000 or more sold within a year may be subject to a 1.00% contingent deferred sales charge. See "Investing in the Fund--Buying Shares--Choosing a Share Class--Class A."

(3) Imposed upon shares sold (other than dividend reinvestments) within five years of purchase at a rate of 5.00% the first year, declining to 1.00% in the fifth year, and eliminated thereafter. See "Investing in the Fund--Buying Shares--Choosing a Share Class--Class B."

(4) The Fund's transfer agent charges a fee (currently $10.00) for each wire redemption. Brokers, dealers or other financial intermediaries may also charge a transaction fee for redemptions.

(5) Expense ratios for the Fund are based on expenses incurred over the past fiscal year. However, Other expenses and Total operating expenses have been restated to reflect asset levels of approximately $227 million in the Fund as of December 29, 2000. Net assets for the fiscal year ended September 30, 2000 were $464 million, and average asset levels were significantly higher than current asset levels. Without restating Other expenses, Total annual operating expenses would have been 1.20% for the Class A shares and 1.91% for the Class B shares.


EXPENSES ON A
$10,000 INVESTMENT

DESIGNED TO HELP YOU COMPARE EXPENSES, THIS EXAMPLE USES THE SAME ASSUMPTIONS AS ALL MUTUAL FUND PROSPECTUSES: A $10,000 INVESTMENT, A 5% RETURN EACH YEAR, THE SAME OPERATING EXPENSES THROUGHOUT THE PERIOD AND SALE OF YOUR SHARES AT THE END OF THE PERIOD. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------

Class A............................ $667        $916       $1,183         $1,946
Class B............................ $695        $903       $1,237         $2,243

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT SELL YOUR SHARES.

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Class B............................ $195         $603       $1,037        $2,243

FUND MANAGEMENT

The investment adviser for the Fund is Hambrecht & Quist Fund Management, LLC
(HQFM), One Bush Street, San Francisco, CA 94104. HQFM oversees the asset management and administration of the Fund. As compensation for its services, HQFM receives a management fee from the Fund of 0.65% of its average daily net assets, a portion of which is used to pay the Fund's sub-adviser.

HQFM is an indirect, wholly owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company. HQFM has no other advisory clients.


The Fund's sub-adviser is Symphony Asset Management, LLC (Symphony),
555 California Street, San Francisco, CA 94104. Founded in 1996, Symphony is owned 50% by Symphony Asset Management, Inc. (Symphony, Inc.), and 50% by Symphony's managers through Maestro LLC. Symphony, Inc. is wholly-owned by BARRA, Inc., a leading provider of analytical models since 1975. Symphony and Symphony, Inc. have more than $4 billion in assets under management.

Ross Sakamoto, who has been a Portfolio Manager for the sub-adviser since 1996, handles the Fund's day-to-day management. Prior to 1996, he was a Principal in the Investment Strategies Group of Barclays Global Investors and its predecessors.

INVESTING IN THE FUND

On the following pages you will find information on buying and selling shares. Information on taxes is included as well.

The Fund offers multiple classes of shares. This prospectus offers the Class A shares and Class B shares (Adviser Classes), which are sold through financial intermediaries and have different costs. If you would prefer to invest in the Fund without the assistance of a financial intermediary, please contact the Fund's transfer agent, PFPC Inc., (PFPC) at 877-613-7975 to request a copy of the Fund's Common Class prospectus. For TDD service, call 877-613-7973.

BUYING SHARES

Shares of the Adviser Classes may be purchased through CSI, the Fund's distributor, or through a variety of brokers, dealers and other financial intermediaries who have been authorized by the distributor to sell Fund shares. You will need to take the following steps to buy shares of the Fund:

STEP 1
CHOOSING A SHARE CLASS

You will need to choose a share class before making your initial investment. Each share class has its own fee structure. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees.

   o Class A shares may be appropriate for investors who prefer to pay the Fund's sales charge up front rather than upon the sale of their shares or want to take advantage of the reduced sales charge for larger investments.

   o Class B shares may be appropriate for investors who wish to avoid a front-end sales charge and put 100% of their investment dollars to work immediately. Class B shares are subject to a contingent deferred sales charge (CDSC) for sales within five years of purchase, and to a higher distribution fee than Class A shares.

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution expenses for the sale and distribution of the Class A and Class B shares. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and may cost more than paying other types of sales charges.

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                           SALES      SALES
                                                           CHARGE     CHARGE
                                                          AS % OF    AS % OF
                                                          OFFERING   YOUR NET
YOUR INVESTMENT                                           PRICE(1)  INVESTMENT
--------------------------------------------------------------------------------
Less than $50,000......................................... 5.50%     5.82%
$50,000 to $99,999........................................ 4.75%     4.99%
$100,000 to $249,999...................................... 3.75%     3.90%
$250,000 to $499,999...................................... 2.75%     2.83%
$500,000 to $999,999...................................... 2.00%     2.04%
$1,000,000 or more(2)..................................... None      None

--------------------------------------------------------------------------------

(1)  Offering price includes the front-end sales charge.

(2) Purchases of $1,000,000 or more sold within one year of purchase may be subject to a 1.00% CDSC.

Purchases of Class A shares may be eligible for reduced sales charges in accordance with the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans or Exemption for Certain Other Investors. See the statement of additional information or consult your financial intermediary to determine if you qualify for a reduced sales charge. In addition to the front-end sales charge, Class A shares carry an annual Rule 12b-1 fee of 0.30% of average daily net assets.

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                                                      CDSC AS
                                                                     % OF YOUR
                                                                    OFFERING OR
                                                                     SALE PRICE
TIME SINCE YOU BOUGHT                                                (WHICHEVER
THE SHARES YOU ARE SELLING                                            IS LESS)
--------------------------------------------------------------------------------
First year........................................................      5.00%
Second year.......................................................      4.00%
Third year........................................................      3.00%
Fourth year.......................................................      2.00%
Fifth year........................................................      1.00%
Sixth year and thereafter.........................................      None

In addition to the CDSC, Class B shares carry an annual Rule 12b-1 fee of 1.00% of average daily net assets. Class B Shares automatically convert to Class A shares five years from the date of purchase. The conversion will not occur if the Fund is advised that the conversion may constitute a taxable event for federal tax purposes.

STEP 2
DECIDE HOW MUCH YOU WANT TO INVEST

MINIMUM INITIAL             MINIMUM ADDITIONAL
INVESTMENT                  INVESTMENT                MINIMUM BALANCE
--------------------------------------------------------------------------------
$5,000                      $100                       $2,500
($2,000 for retirement     ($25 for retirement and    ($1,000 for retirement and
and custodial accounts)     custodial accounts)         custodial accounts)


STEP 3
CHOOSE AN OPTION FOR FUND DISTRIBUTIONS

The three options are described below. If you do not indicate a choice, we will assume you have selected the first option.

OPTION                  FEATURE
--------------------------------------------------------------------------------
Reinvestment            All dividend and capital gain distributions are invested
                        automatically in shares of the Fund
--------------------------------------------------------------------------------
Cash/Reinvestment Mix   You receive payment for dividends, while any capital
                        gain distributions are invested in shares of the Fund
--------------------------------------------------------------------------------
Cash                    You receive payment for all dividends and capital gains
                        distributions


STEP 4
PLACE YOUR ORDER

You may purchase shares of the Adviser Classes through CSI or any other authorized financial intermediary. Your financial intermediary will be responsible for forwarding your purchase request to PFPC. Please talk with your financial intermediary about the methods it has available to purchase shares of the Fund. If you use a financial intermediary other than CSI, minimum investments and balances required may be higher.

SELLING SHARES

Shares of the Adviser Classes may be sold through your financial intermediary. Your financial intermediary will be responsible for forwarding your sale request to PFPC. PFPC will send the sale proceeds to your financial intermediary, who will be responsible for retaining the proceeds in your account or forwarding the proceeds to you.

When selling shares, please be aware of the following policies:

   o The Fund may take up to seven days to pay sale proceeds


   o If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check clears; this may take up to 15 days from the date of purchase

   o If necessary to minimize any applicable CDSC, the Fund will sell shares you have held the longest

   o Sale requests in excess of $25,000, or requests to send proceeds to a third party, may require a Medallion Program signature guarantee of an eligible institution (available from most banks and trust companies); please call PFPC at 877-613-7975 with any questions concerning signature guarantees

SHAREHOLDER SERVICES

The Fund offers the following share holder services. Please talk to your financial intermediary to determine whether these services are available through your financial intermediary and to take advantage of the services available.

   o AUTOMATIC INVESTMENT PLAN -- Allows you to buy additional shares ($100 minimum) of the Fund monthly, bi-monthly, quarterly or annually by a direct transfer of funds from your account to PFPC. Minimum and frequencies may vary.

   o SYSTEMATIC WITHDRAWAL PLAN -- Allows you to withdraw a set amount ($25 minimum) of your investment in the Fund on a monthly, quarterly or annual basis, as long as your beginning account balance is at least $5,000 and your account balance remains at or above $2,500. Minimum and frequencies may vary.

   o REINSTATEMENT PRIVILEGE -- Allows you to repurchase Class A shares which you have sold within the preceding 60 days without paying an additional sales charge.

OTHER TRANSACTION POLICIES

The Fund is open for business each day that the New York Stock Exchange (NYSE) is open for regular trading. The Fund calculates its share price each business day, after the close of regular trading on the NYSE (generally 4 p.m. Eastern time). The Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of shares outstanding.

In valuing its securities, the Fund uses market quotes if they are readily available. Where quotes are not readily available or where there are contractual restrictions on resale, the Fund may value securities based on fair values developed using methods approved by the Fund's Trustees.

The effective time of your purchase or sale, which determines the price you pay or receive for your shares, will be the time the Fund's transfer agent, PFPC, or a financial intermediary authorized to receive orders on behalf of the transfer agent, receives your order. Orders received in proper form prior to the close of regular trading on the NYSE will be valued at the net asset value per share calculated that day. Orders received after the close of regular trading on the NYSE will be priced the next day the Fund calculates its net asset value. Financial intermediaries may charge transaction or other fees in addition to those described in this prospectus.

THE FUND RESERVES CERTAIN RIGHTS, including the following:

   o To withdraw or suspend any part of the offering made by this prospectus

   o To refuse any purchase order, including those that appear to be associated with short-term trading activities

   o To change or waive the Fund's investment minimums

   o To suspend the right to sell shares back to the Fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

   o To pay you in portfolio securities, rather than in cash, if the value of the shares you sell exceeds $250,000 or 1% of the Fund's assets

   o To automatically sell your shares if your account is closed for any reason or if your balance falls below the minimum required as a result of selling your shares

   o To terminate any of the services described under "Shareholder Services" on 60 days' notice

DISTRIBUTIONS AND TAXES

Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax adviser about the tax implications of your investment in the Fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.ustreas.gov.

Every year, the Fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

Unless you are investing through a tax-deferred or Roth retirement account, your Fund distributions generally have tax consequences. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the Fund. It is expected that most of the Fund's capital gains will be short-term. Therefore, you should anticipate that all or a significant portion of the Fund's distributions will be treated as ordinary income and not as long-term capital gains. Distributions are generally taxable in the year they are declared, whether you reinvest them or take them in cash.

If you are investing through a taxable account and purchase shares of the Fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the Fund makes a distribution, the share price is reduced by the amount of the distribution. You can avoid "buying a dividend," as it is often called, by contacting PFPC at 877-613-7975 to determine if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity for investment gain during the period before the distribution outweighs the tax consequences of buying a dividend.

Generally, any sale of your shares is a taxable event. A sale may result in a capital gain or loss to you. A gain or loss generally will be treated as short-term if shares are held for 12 months or less, long-term if shares are held longer.

At the beginning of every year, the Fund provides shareholders with information detailing the tax status of any distributions the Fund paid during the previous calendar year.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception on October 29, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                        CLASS A        CLASS B
--------------------------------------------------------------------------------
                                                       10/29/99**     10/29/99**
                                                        THROUGH        THROUGH
PER SHARE OPERATING PERFORMANCE                         9/30/00       9/30/00
--------------------------------------------------------------------------------
Net assest value -- beginning of period.............    $10.00         $10.00
--------------------------------------------------------------------------------
Income from Operations
Net investment loss.................................      (.09)          (.17)
Realized and unrealized gain on investments -- net..      2.60           2.60
--------------------------------------------------------------------------------
Total from investment operations....................      2.51           2.43
--------------------------------------------------------------------------------
Less Distributions(*)
  Distributions from net investment income..........       --             --
  Distributions from capital gains..................       --             --
--------------------------------------------------------------------------------
    Total distributions.............................       --             --
--------------------------------------------------------------------------------
Net asset value, end of period......................    $12.51         $12.43
--------------------------------------------------------------------------------
Total Return(1).....................................     25.12%         24.31%
Ratios/supplemental data:
Ratios to average net assets:#
Expenses -- net.....................................     1.16%           1.86%
Expenses before waiver..............................     1.20%           1.91%
Investment loss -- net..............................     (.68%)         (1.38%)
Portfolio turnover rate.............................   146.63%         146.63%
Net Assets, end of period (000's)...................  $33,375         $24,854
--------------------------------------------------------------------------------

** Commencement of operations
(1)Total return figures do not include the effect of any front end sales load (not annualized)
#  Annualized
*  Amounts are less than $.01 per share

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

TO LEARN MORE

This prospectus contains important information about the Fund and should be read and kept for reference. You also can obtain more information from the following sources:

   o SHAREHOLDER REPORTS are mailed to Fund investors semi-annually and discuss recent performance and portfolio holdings.

   o THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it part of the prospectus.

You can obtain copies of these documents by contacting your financial intermediary, the Fund's transfer agent, PFPC, or the SEC at the locations below. All materials from financial intermediaries and the transfer agent are free; the SEC charges a duplicating fee. You also can review these materials in person at the SEC's Public Reference Room.

                                         PFPC INC.
                                         400 Bellevue Parkway
                                         Wilmington, Delaware 19899
                                         877-613-7975

--------------------------------------------------------------------------------

                                         SECURITIES AND EXCHANGE COMMISSION
                                         Washington, D.C. 20549-6009
                                         800-SEC-0330 (Public Reference Section)
                                         www.sec.gov

SEC File Number: 811-09383
H&Q IPO & Emerging Company Fund
                                       16

PROSPECTUS
January 29, 2001


                         H&Q IPO & EMERGING COMPANY FUND
--------------------------------------------------------------------------------
                                  COMMON CLASS




                              As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

About the Fund...................3

Goal ............................4

Main Strategy....................4

Main Risks.......................5

Risk/Return Bar
     Chart and Table.............6

Fund Fees and Expenses...........7

Fund Management..................8

Investing in the Fund............8
     Buying Shares...............9
     Selling Shares.............10
     Shareholder Services.......11

Other Transaction Policies......11

Distributions and Taxes.........12

Financial Highlights............13

To Learn More...........Back Cover

About the fund
--------------------------------------------------------------------------------

The H&Q IPO & Emerging Company Fund (Fund) is designed to offer individual investors the benefits of investing in a diversified portfolio of common stocks acquired as part of, or within 18 months after, a company's initial public offering.

The Fund uses a quantitatively driven strategy to make buy and sell decisions. The strategy employs a range of proprietary techniques, developed through an extensive analysis of performance and other data related to newly public companies.

THE H&Q IPO &
EMERGING COMPANY FUND                   [clock graphic]
--------------------------------------------------------------------------------

Goal     The Fund's goal is capital appreciation.


MAIN STRATEGY

The Fund seeks to achieve its goal by investing, under normal market conditions, at least 65% of its assets in a diversified portfolio of common stocks, acquired as part of, or within 18 months after, a company's initial public offering and traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market. The Fund defines shares acquired as part of the initial public offering as IPOs and shares acquired within 18 months thereafter as emerging company shares.

The Fund's sub-adviser, Symphony Asset Management, LLC, has developed a quantitative model which tracks historical IPO performance. At the time of the initial public offering, the sub-adviser will purchase IPOs that meet certain minimum quantitative criteria for offering size, issuer market capitalization and lead underwriter, among other factors. The sub-adviser will attempt to purchase these shares directly from the underwriters at the offering price. If shares cannot be obtained in the initial public offering at the offering price, they will be purchased in the secondary market shortly thereafter. For a period of up to 18 months after the initial public offering, the sub-adviser will also purchase emerging company shares based upon the above criteria and certain aftermarket criteria, such as analyst ratings, price, performance, valuation relative to the industry and insider activity. IPOs and emerging company shares held by the Fund will be sold based upon similar aftermarket criteria. The Fund normally expects to sell most of its holdings within a year of purchase. When making investment decisions, the sub-adviser will employ qualitative, as well as quantitative, techniques and will emphasize issuers with growth characteristics.

When the sub-adviser believes that the number or quality of IPOs or emerging company shares available for Fund investment is inadequate, the sub-adviser intends to invest in futures contracts or participations based on equity indexes, such as the S&P 500(R) Index, Russell 2000(R) Index or Wilshire 4500(R) Index. The sub-adviser may also purchase equity securities that are not IPOs or emerging company shares (including common stocks, preferred stocks, convertible securities and warrants) issued primarily by companies which have capitalizations of $1 billion or less at the time of investment. Pending investment and to provide liquidity for redemptions, the Fund may also hold its assets in cash and cash equivalent instruments, such as money market mutual funds, Treasury bills, commercial paper and repurchase agreements. The Fund's investment in assets other than IPOs and emerging company shares will, in normal circumstances, be limited to 35% of its assets. The Fund may not achieve its investment objective during periods when it has taken a temporary defensive position because of adverse market, economic, political or other conditions.

MAIN RISKS
----------

SPECIAL RISKS OF IPOs AND EMERGING COMPANY SHARES. Most IPOs and emerging company shares involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs and emerging company shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs and emerging company shares can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

STOCK MARKETS WILL FALL PERIODICALLY. As with any investment whose performance is tied to stock markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on IPOs and emerging company shares.

THE NUMBER OR QUALITY OF IPOs AND EMERGING COMPANY SHARES AVAILABLE FOR FUND PURCHASE MAY BE INADEQUATE FOR EXTENDED PERIODS OF TIME. During such periods, the Fund will not be able to implement its main investment strategy.

THE IPO MARKET TENDS TO FAVOR CERTAIN INDUSTRIES FROM TIME TO TIME. As a result, the companies in which the Fund invests at any given time may represent a limited number of industries, and the Fund's share price may be subject to greater volatility.

THE FUND MAY BE UNABLE TO PURCHASE IPOs AT THE OFFERING PRICE. The price of IPO shares in the aftermarket may greatly exceed the offering price, making it more difficult for the Fund to realize a profit.

THE FUND MAY AGREE TO CONTRACTUAL RESTRICTIONS ON ITS RESALE OF CERTAIN IPOs. These restrictions, known as "lock-ups," will typically extend from 30 to 180 days after the initial public offering. During the period of the lock-up, the Fund will not be able to sell these securities and the value of these securities may decline as a result of adverse market movements.

THE INVESTMENT ADVISER MAY APPEAR TO HAVE A CONFLICT OF INTEREST WHEN THE FUND PURCHASES IPOs FROM UNDERWRITING SYNDICATES OF WHICH AFFILIATES OF THE FUND'S INVESTMENT ADVISER ACT AS A MEMBER OR MANAGER. The Fund will not purchase IPOs directly from such affiliates and the Fund otherwise intends to conduct these purchases in compliance with applicable SEC rules.

THE FUND NORMALLY EXPECTS TO SELL MOST OF ITS HOLDINGS WITHIN A YEAR. This turnover of the Fund's portfolio will increase the Fund's transaction costs. Any gains from such sales will also be treated as short-term capital gains, taxable as ordinary income to the Fund's shareholders.

THE FUND MAY HAVE TO SELL STOCKS AT A LOSS IN ORDER TO FUND SHAREHOLDER REDEMPTIONS. Redemptions are more likely to occur when prices of IPOs and emerging company shares are declining, and prices of IPOs and emerging company shares may fall more rapidly than those of other securities.

THE FUND AND THE INVESTMENT ADVISER HAVE ONLY A SHORT OPERATING HISTORY AND THE SUB-ADVISER'S MODEL HAS NOT BEEN PREVIOUSLY IMPLEMENTED BY A MUTUAL FUND. The model is based largely on a limited period of past market performance and may fail to anticipate shifts in market dynamics over time.


THE SUB-ADVISER'S MODEL RELIES ON MARKET AND OTHER DATA COMPILED FROM OTHER SOURCES, PRIMARILY IPO EDGE, A LEADING PROVIDER OF IPO INFORMATION. If this information were to become unavailable, the Fund's investment strategy could be disrupted.

RISK/RETURN BAR CHART AND TABLE

The information provided in the following bar chart and table provides some indication of the risks of an investment in the Fund and by comparing the Fund's performance with a broad measure of market performance.

ANNUAL TOTAL RETURN
(YEARS ENDED DECEMBER 31)

                       2000     1999(1)
--------------------------------------
Common Class Shares.. -49.13%   41.81%

(1) Not annualized. The Fund commenced operations on October 29, 1999.


[bar chart]


The Fund's highest return for a quarter was 13.75% (1st quarter, 2000) and its lowest return for a quarter was -42.32% (4th quarter, 2000).


AVERAGE ANNUAL TOTAL RETURN
(YEARS ENDED DECEMBER 31)

                                SINCE
                       2000   INCEPTION
---------------------------------------
Common Class Shares..-49.13%   -27.90%
Nasdaq 100...........-36.84%   -11.21%
Russell 2000......... -3.02%    12.81%

FUND FEES AND EXPENSES
----------------------

The following table describes what you can expect to pay as a Fund investor. "Shareholder fees" are expenses charged to you directly by Chase Securities Inc., the Fund's distributor. "Annual operating expenses" are paid out of Fund assets, so their effect is included in total return.

PERCENTAGE FEE TABLE

SHAREHOLDER FEES

  Maximum sales charge (load) imposed on purchases .........        None

  Maximum deferred sales charge.............................        None

  Redemption fees...........................................        None(1)

ANNUAL OPERATING EXPENSES (as a % of average net assets)
  Management fees............................................       0.65%
  Distribution fees..........................................       0.25
  Other expenses(2)..........................................       0.37
                                                                    ---
 Total annual operating expenses(2).........................        1.27%

--------------
(1) The Fund's transfer agent charges a fee (currently $10.00) for each wire redemption. Mutual fund supermarkets may also charge a transaction fee for redemptions.

(2) Expense ratios for the Fund are based on expenses incurred over the past fiscal year. However, Other expenses and Total operating expenses have been restated to reflect asset levels of approximately $227 million in the Fund as of December 29, 2000. Net assets for the fiscal year ended September 30, 2000 were $464 million, and average asset levels were significantly higher than current asset levels. Without restating Other expenses, Total annual operating expenses would have been 1.21%.


EXPENSES ON A
$10,000 INVESTMENT

DESIGNED TO HELP YOU COMPARE EXPENSES, THIS EXAMPLE USES THE SAME ASSUMPTIONS AS ALL MUTUAL FUND PROSPECTUSES: A $10,000 INVESTMENT, A 5% RETURN EACH YEAR, THE SAME OPERATING EXPENSES THROUGHOUT THE PERIOD AND SALE OF YOUR SHARES AT THE END OF THE PERIOD. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

1 YEAR   3 YEARS   5 YEARS  10 YEARS
-------------------------------------
$129     $403      $697     $1,534

FUND MANAGEMENT
---------------

The investment adviser for the Fund is Hambrecht & Quist Fund Management, LLC
(HQFM), One Bush Street, San Francisco, CA 94104. HQFM oversees the asset management and administration of the Fund. As compensation for its services, HQFM receives a management fee from the Fund of 0.65% of its average daily net assets, a portion of which is used to pay the Fund's sub-adviser.

HQFM is an indirect, wholly owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company. HQFM has no other advisory clients.


The Fund's sub-adviser is Symphony Asset Management, LLC (Symphony),
555 California Street, San Francisco, CA 94104. Founded in 1996, Symphony is owned 50% by Symphony Asset Management, Inc. (Symphony, Inc.), and 50% by Symphony's management through Maestro LLC. Symphony, Inc. is wholly-owned by BARRA, Inc., a leading provider of analytical models since 1975. Symphony and Symphony, Inc. have more than $4 billion in assets under management.

Ross Sakamoto, who has been a Portfolio Manager for the sub-adviser since 1996, handles the Fund's day-to-day management. Prior to 1996, he was a Principal in the Investment Strategies Group of Barclays Global Investors and its predecessors.

INVESTING IN THE FUND
---------------------

On the following pages you will find information on buying and selling shares. Information on taxes is included as well.

The Fund offers multiple classes of shares. This prospectus offers the Common Class shares. If you would prefer to invest in the Fund with the assistance of a financial intermediary, please contact the Fund's transfer agent, PFPC Inc.
(PFPC), at 877-613-7975 to request a copy of the Fund's Adviser Classes prospectus. For TDD service, call 877-613-7973.

BUYING SHARES
-------------

Common Class shares may be purchased either through mutual fund supermarkets or directly from the Fund through PFPC.

Common Class shares are purchased and sold without the imposition of either an initial sales charge or a contingent deferred sales charge. The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay an annual distribution fee of 0.25% of average daily net assets for the sale and distribution of the Common Class shares. Because this fee is paid out of Fund assets on an ongoing basis, over time this fee will increase the cost of your investment in the Fund and may cost more than paying other types of sales charges. You will need to take the following steps to buy shares of the Fund:

STEP 1
DECIDE HOW MUCH YOU WANT TO INVEST

MINIMUM INITIAL           MINIMUM ADDITIONAL
INVESTMENT                INVESTMENT                 MINIMUM BALANCE
--------------------------------------------------------------------------------
$5,000                    $100                       $2,500
($2,000 for retirement    ($25 for retirement and    ($1,000 for retirement and
and custodial accounts)   custodial accounts)        custodial accounts)

STEP 2
CHOOSE AN OPTION FOR FUND DISTRIBUTIONS

The three options are described below. If you do not indicate a choice on the subscription application, we will assume you have selected the first option.

OPTION                  FEATURE
--------------------------------------------------------------------------------
Reinvestment            All dividend and capital gain distributions are invested
                        automatically in shares of the Fund
--------------------------------------------------------------------------------
Cash/Reinvestment Mix   You receive payment for dividends, while any capital
                        gain distributions are invested in shares of the Fund

--------------------------------------------------------------------------------
Cash You receive payment for all dividends and capital gains distributions


STEP 3
PLACE YOUR ORDER

Use any of the following methods to buy shares of the Fund.

PURCHASES THROUGH MUTUAL FUND SUPERMARKETS

You may purchase Common Class shares through authorized mutual fund supermarkets. Your mutual fund representative will be responsible for forwarding your purchase request to PFPC. Please talk with your representative about the methods it has available to purchase shares of the Fund. If you use a mutual fund supermarket, minimum investments and balances required may be higher.

PURCHASES THROUGH THE TRANSFER AGENT

You may purchase Common Class shares directly from the Fund through the Fund's transfer agent, PFPC, by mail or wire as follows:

BY MAIL

Complete the subscription application enclosed with the prospectus and send it with a check payable to H&Q IPO & Emerging Company Fund for the purchase amount to:

PFPC Inc.
Attention:  H&Q IPO & Emerging Company Fund
P.O. Box 8961
400 Bellevue Parkway
Wilmington, Delaware 19899

You may add to your account by sending a check payable to the Fund for the purchase amount along with the your name and account number to the address above. Please note that PFPC does not accept third party checks as payment for Fund shares.

BY WIRE

Call PFPC at 877-613-7975 to obtain an account number, mail a completed subscription application to PFPC at the address above and then wire the purchase amount to:

PNC Bank, N.A.
ABA#031000053
Credit Account Number # 86-1282-3223
From:  (Name of Investor)
Account No. (Investor's account number with the Fund)
For Purchase of:  H&Q IPO & Emerging Company Fund
Amount:  (Amount to be invested)

You may not sell shares until PFPC has received the completed and signed subscription application. You may add to your account by wiring the purchase amount to PNC Bank, N.A. with the instructions above. Please call PFPC at the above number prior to wiring additional funds to your account.

Please note that orders to buy shares cannot be revoked after you mail your check or wire funds.

SELLING SHARES
---------------

Use one of the following methods to sell shares of the Fund.

MUTUAL FUND SUPERMARKETS

If you have purchased shares through a mutual fund supermarket, you may sell your shares by contacting your mutual fund supermarket representative. Your representative will be responsible for forwarding the request to PFPC. PFPC will send the sale proceeds to your mutual fund supermarket, who will be responsible for retaining the proceeds in your account or forwarding the proceeds to you.

SALES THROUGH THE TRANSFER AGENT

If you have purchased shares directly from the Fund, you may sell your shares by mail or telephone as follows:

BY MAIL

Mail your request, including your name, account number and dollar amount of the shares being sold to:

PFPC Inc.
Attention:  H&Q IPO & Emerging Company Fund
P.O. Box 8961
400 Bellevue Parkway
Wilmington, Delaware 19899

Be sure to include the signature of all persons whose names are on the account and indicate how you would like to receive the proceeds from the sale of your shares (for example, by means of a check or a wire transfer to your bank account). A fee of $10.00 will be charged to your account for wire transfers.

BY TELEPHONE

Call PFPC at 877-613-7975. You may only sell shares by telephone if you have previously authorized PFPC to act on telephone instructions, by indicating this authority on your subscription application or by calling PFPC to request this service. Neither the Fund nor PFPC will be liable for following telephone instructions reasonably believed to be genuine.

When selling shares, please be aware of the following policies:

     o    The Fund may take up to seven days to pay sale proceeds

     o If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check clears; this may take up to 15 days from the date of purchase

     o Sale requests in excess of $25,000, or requests to send proceeds to a third party, may require a Medallion Program signature guarantee of an eligible institution (available from most banks and trust companies); please call PFPC at 877-613-7975 with any questions concerning signature guarantees.

SHAREHOLDER SERVICES
--------------------

The Fund offers the following share holder services. To take advantage of any of these services, please talk to your mutual fund supermarket representative or, if you are investing directly with the Fund, contact PFPC at 877-613-7975.

     o AUTOMATIC INVESTMENT PLAN -- Allows you to buy additional shares ($100 minimum) of the Fund monthly, bi-monthly, quarterly or annually by a direct transfer of funds from your bank account to PFPC. Minimum and frequencies may vary.

     o SYSTEMATIC WITHDRAWAL PLAN -- Allows you to withdraw a set amount ($25 minimum) of your investment in the Fund on a monthly, quarterly or annual basis as long as your beginning balance is at least $5,000 and your account balance remains at or above $2,500. Minimum and frequencies may vary.

OTHER TRANSACTION POLICIES
--------------------------

The Fund is open for business each day that the New York Stock Exchange (NYSE) is open for regular trading. The Fund calculates its share price each business day, after the close of regular trading on the NYSE (generally 4 p.m. Eastern time). The Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of shares outstanding.

In valuing its securities, the Fund uses market quotes if they are readily available. Where quotes are not readily available or where there are contractual restrictions on resale, the Fund may value securities based on fair values developed using methods approved by the Fund's Trustees.

The effective time of your purchase or sale, which determines the price you pay or receive for your shares, will be the time the Fund's transfer agent, PFPC, or a financial intermediary authorized to receive orders on behalf of the transfer agent, receives your order. Orders received in proper form prior to the close of regular trading on the NYSE will be valued at the net asset value per share calculated that day. Orders received after the close of regular trading on the NYSE will be priced the next day the Fund calculates its net asset value. Investors effecting transactions through mutual fund supermarkets may be charged transaction or other fees in addition to those described in this prospectus.

THE FUND RESERVES CERTAIN RIGHTS, including the following:

     o To withdraw or suspend any part of the offering made by this prospectus


     o To refuse any purchase order, including those that appear to be associated with short-term trading activities

     o    To change or waive the Fund's investment minimums

     o To suspend the right to sell shares back to the Fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

     o To pay you in portfolio securities, rather than in cash, if the value of the shares you sell exceeds $250,000 or 1% of the Fund's assets

     o To automatically sell your shares if your account is closed for any reason or if your balance falls below the minimum required as a result of selling your shares

     o To terminate any of the services described under "Shareholder Services" on 60 days' notice

DISTRIBUTIONS AND TAXES
-----------------------

Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax adviser about the tax implications of your investment in the Fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.ustreas.gov.

Every year, the Fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

Unless you are investing through a tax-deferred or Roth retirement account, your Fund distributions generally have tax consequences. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the Fund. It is expected that most of the Fund's capital gains will be short-term. Therefore, you should anticipate that all or a significant portion of the Fund's distributions will be treated as ordinary income and not as long-term capital gains. Distributions are generally taxable in the year they are declared, whether you reinvest them or take them in cash.

If you are investing through a taxable account and purchase shares of the Fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the Fund makes a distribution, the share price is reduced by the amount of the distribution. You can avoid "buying a dividend," as it is often called, by contacting PFPC at 877-613-7975 to determine if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity for investment gain during the period before the distribution outweighs the tax consequences of buying a dividend.

Generally, any sale of your shares is a taxable event. A sale may result in a capital gain or loss to you. A gain or loss generally will be treated as short-term if shares are held for 12 months or less, long-term if shares are held longer.

At the beginning of every year, the Fund provides shareholders with information detailing the tax status of any distributions the Fund paid during the previous calendar year.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance since its inception on October 29, 1999. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                              COMMON SHARES
--------------------------------------------------------------------------------
                                                               10/29/99**
PER SHARE OPERATING PERFORMANCE                              THROUGH 9/30/00
--------------------------------------------------------------------------------
Net assest value -- beginning of period....................       $10.00
--------------------------------------------------------------------------------
Income from Investment Operations
Net investment loss........................................         (.10)
Realized and unrealized gain on investments -- net.........         2.60
--------------------------------------------------------------------------------
Total from investment operations...........................         2.50
--------------------------------------------------------------------------------
Less Distributions(*)
  Distributions from net investment income.................           --
  Distributions from capital gains.........................           --
--------------------------------------------------------------------------------
    Total distributions....................................           --
--------------------------------------------------------------------------------
Net asset value, end of period.............................       $12.50
--------------------------------------------------------------------------------
Total Return(1)............................................        25.01%
Ratios/supplemental data:
Ratios to average net assets:#
Expenses -- net............................................         1.21%
Expenses before waiver.....................................         1.21%
Investment loss -- net.....................................         (.73%)
Portfolio turnover rate....................................       146.63%
Net Assets, end of period (000's)..........................     $406,213
--------------------------------------------------------------------------------

**  Commencement of operations
(1) Total return figures do not include the effect of any front end sales load (not annualized)
#   Annualized
*   Amounts are less than $.01 per share

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

TO LEARN MORE
-------------

This prospectus contains important information about the Fund and should be read and kept for reference. You also can obtain more information from the following sources:

     o SHAREHOLDER REPORTS are mailed to Fund investors semi-annually and discuss recent performance and portfolio holdings.

     o THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it part of the prospectus.

You can obtain copies of these documents by contacting your mutual fund supermarket representative, the Fund's transfer agent, PFPC, or the SEC at the locations below. All materials from your representative or the transfer agent are free; the SEC charges a duplicating fee. You also can review these materials in person at the SEC's Public Reference Room.

                                        PFPC INC.
                                        400 Bellevue Parkway
                                        Wilmington, Delaware 19899
                                        877-613-7975

                                        -----------------

                                        SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C. 20549-6009
                                        800-SEC-0330 (Public Reference Section)
                                        www.sec.gov


                         SEC File Number: 811-09383
                         H&Q IPO & Emerging Company Fund

                         H&Q IPO & EMERGING COMPANY FUND

                       Statement of Additional Information

                                 Adviser Classes
                                  Common Class
                                January 29, 2001


      This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the H&Q IPO & Emerging Company Fund (Fund) prospectuses for the Adviser Classes and the Common Class, each dated January 29, 2001 (as amended from time to time). The Fund is currently the only series of the Hambrecht & Quist Fund Trust (Trust).

      To obtain a copy of the Adviser Classes prospectus, please call your financial intermediary. To obtain a copy of the Common Class prospectus, please call your mutual fund supermarket representative or call the Fund's transfer agent, PFPC Inc., at 877-613-7975, 24 hours a day, or write to PFPC Inc., attention: H&Q IPO & Emerging Company Fund, at 400 Bellevue Parkway, Wilmington, Delaware 19809. For TDD service, call 877-613-7973, 24 hours a day. The prospectuses also are available on the Internet at funds.chasehq.com.



                                TABLE OF CONTENTS
                                                                          PAGE
OTHER STRATEGIES, RISKS AND LIMITATIONS.....................................2
MANAGEMENT OF THE FUND.....................................................10
INVESTMENT ADVISORY AND OTHER SERVICES.....................................14
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................18
DESCRIPTION OF THE TRUST...................................................19
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................21
TAXATION...................................................................27
CALCULATION AND USE OF PERFORMANCE DATA....................................29
FINANCIAL STATEMENTS.......................................................30

OTHER STRATEGIES, RISKS AND LIMITATIONS


      OTHER STRATEGIES AND RISKS


      The following discussion supplements and should be read in conjunction with the sections in the prospectus entitled "Main Strategy" and "Main Risks." In addition to the Fund's principal investment strategies discussed in the prospectus, the Fund may invest in other securities and engage in other investment techniques, at all times in accordance with the limitations set forth below under "Investment Limitations." Investment policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, are measured immediately after and as a result of the Fund's acquisition of the security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's policies and limitations. Unless otherwise indicated, policies and limitations may be changed by the Trustees without shareholder approval. The Fund's investment objective may be changed only by vote of a majority of its shareholders.

      EQUITY SECURITIES. The Fund's investment in equity securities, including IPOs, emerging company shares and securities of issuers which have capitalizations under $1 billion (small capitalization issuers), represent ownership interests in corporations, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market. In many instances, the risk factors described in the prospectus relating to IPOs and emerging company shares are also applicable to stocks of small capitalization issuers.

       Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

       Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the conversion feature. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock.

       Warrants are a type of security usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless.

       ILLIQUID SECURITIES. The Fund may purchase and hold securities considered to be illiquid. Illiquid securities generally are any securities that cannot be disposed of within seven days and in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The liquidity of the Fund's investments is monitored under the supervision and direction of the Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days, certain restricted securities and securities subject to contractual restrictions on disposition greater than seven days. From time to time, the Fund may agree to such contractual restrictions, for periods typically of between 30 and 180 days, in connection with its purchase of securities in initial public offerings. The IPOs, emerging company shares and small capitalization stocks held by the Fund will tend to be less liquid than those issued by more established companies.

       RESTRICTED SECURITIES. The Fund may purchase and hold restricted securities. Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the Fund, under the direction and supervision of the Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

       FUTURES CONTRACTS. The Fund intends to purchase and sell futures contracts based on equity securities indices as a substitute for purchasing and selling the individual equity securities represented by the indices. Such transactions allow the Fund's cash balances to produce returns similar to those of the indices on which the futures contracts are based. All futures contracts to which the Fund is a party will be covered by segregating liquid assets equal to the Fund's obligations under the contracts.

       A futures contract on an equity index is an agreement between two parties that obligates one party to buy and the other party to sell the specific securities underlying the index at an agreed-upon price on a stipulated future date. Although futures contracts, by their terms, call for the actual delivery or acquisition of an asset, in the case of futures contracts relating to an index, the parties usually agree to deliver the final cash settlement price of the contract at the close of the transaction. In addition, the contractual obligation underlying a futures contract is often fulfilled (or "offset") before the expiration date of the futures contract without having to make or take delivery of the underlying asset. Offset of a futures contract is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset.

       When buying or selling futures contracts, the Fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." Any margin amount remaining after all contractual obligations are satisfied will be returned to the Fund upon termination of the futures contracts. The Fund's aggregate initial and variation margin payments may not exceed 5% of its net assets.

       The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions that may prevent the Fund from successfully using futures contracts. First, all participants in the futures markets are subject to initial and variation margin requirements. Rather than meeting variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, margin requirements in the futures markets are less onerous than margin requirements in the cash market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct prediction of market conditions by the Fund may not result in a successful transaction.

       The Fund's ability to engage in transactions involving futures contracts will depend on the degree to which liquid secondary markets in such instruments exist. Reasons for the absence of a liquid market include the following: (i) there may be insufficient trading interest in a particular instrument; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of futures contracts;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of a particular instrument (or a particular class or series of such instrument). There can be no assurance that a liquid secondary market will exist for any particular investment at any specific time. Thus it may not be possible for the Fund to close certain of its positions.

       Adverse market movements could cause the Fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the Fund had instead transacted in the underlying securities directly. In such situations, if the Fund had insufficient cash and were unable to effect a closing transaction, it might have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. To reduce the risk of such a loss, the sub-adviser will only deposit margin amounts with brokers approved by the Trustees. The Fund incurs transaction costs, including brokerage fees, when engaging in futures trading.

       Under regulations of the Commodity Futures Trading Commission, investment companies registered under the 1940 Act are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Fund will use futures in a manner consistent with the terms of this exclusion.

       SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in participations in equity indices (index participations), including Standard & Poor's Depositary Receipts (SPDRs). Index participations are shares of publicly traded unit investment trusts which own the stocks included in the relevant index. Index participations, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that make trading index participations inadvisable.

       The Fund may also invest its cash reserves in securities issued by other investment companies, including money market mutual funds managed by the Fund's custodian. Because other investment companies employ investment advisers and other service providers, investments by the Fund in other investment companies may cause shareholders to pay duplicative fees.

       U.S. GOVERNMENT SECURITIES, HIGH QUALITY COMMERCIAL PAPER AND REPURCHASE AGREEMENTS. The Fund may also invest its cash reserves in interest bearing instruments, including U.S. government securities, high quality commercial paper and repurchase agreements.

       U.S. government securities are debt securities issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities, include bills, notes and bonds, and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. There is no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so. Like other fixed income securities, U.S. government securities are sensitive to interest rate changes, which will cause their prices to fluctuate.

       Commercial paper is a short-term debt instrument issued by corporations, financial institutions, governmental entities and other entities, and may include funding agreements and other short-term debt obligations. The principal risk associated with commercial paper is the potential insolvency of the issuer. The Fund will only invest in commercial paper rated Prime 1 by Moody's Investors Service, Inc. (Moody's) or A-1 by Standard and Poor's Rating Service (S&P), or if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

       Repurchase agreements are instruments under which the Fund acquires ownership of certain securities (usually U.S. government securities) from a bank or broker-dealer who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. The period of repurchase agreements is usually short--from overnight to one week--although the securities underlying repurchase agreements may have longer maturity dates. In the event of a bankruptcy or other default of a repurchase agreement's seller, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. To reduce the risk of such a loss the Fund only enters into repurchase agreement with banks or broker-dealers approved by the Trustees.

       BORROWING. The Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing may subject the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.

       LENDING. The Fund may engage in security lending arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves the risk that the borrower may fail to return the securities or provide additional collateral. The Fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned;
(3) the Fund will receive any interest or dividends paid on the loaned securities, and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.


     INVESTMENT LIMITATIONS

       THE FOLLOWING FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S SHAREHOLDERS.

THE FUND MAY NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities. The definition of "securities" does not include cash and cash items (including receivables), government securities and the securities of other investment companies, including private investment companies and qualified purchaser funds.

3) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.

4) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the Fund may
     (1) purchase securities of companies that deal in commodities, real estate or interests therein and (2) purchase or sell futures contracts, options on future contracts, equity index participations and index participation contracts.

5) Lend money to any person, except that the Fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

6) Borrow money or issue senior securities, except that the Fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

7) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, the Fund may do so with respect to no more than one-third of the value of its total assets.

8) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

       THE FOLLOWING NON-FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

THE FUND MAY NOT:

1) Purchase or sell puts, calls, straddles, spreads or any combination thereof.

2)   Make short sales.

3) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

5) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days and securities subject to contractual restrictions on resale in excess of seven days.

6) Invest for the purpose of exercising control or management of another issuer.

7) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the Securities and Exchange Commission (SEC).

       With respect to the Fund's policy not to invest more than 25% of the value of its total assets in any one industry, the Fund deems the following to be separate industries:

Advertising                                                  Gas
Aerospace/Defense                                            Hand/Machine Tools
Agriculture                                                  Health Care
Airlines                                                     Holding Companies-Diversified
Apparel                                                      Home Builders
Auto Manufacturers                                           Home Furnishings
Auto Parts & Equipment                                       Household Products/Wares
Banks                                                        Housewares
Beverages                                                    Insurance
Biotechnology                                                Investment Companies
Building Materials                                           Iron/Steel
Chemicals                                                    Leisure Time
Coal                                                         Lodging
Commercial Services                                          Machinery-Construction & Mining
Computers*                                                   Machinery-Diversified
      Computer Data Security                                 Media
      Computer Services                                      Metals-Diversified
      Computers-Integrated Systems                           Metal Fabrication/Hardware
      Computers-Memory Devices                               Mining
      Computers-Micro                                        Miscellaneous Manufacturing
      Computers-Mini                                         Packaging & Containers
      Computers-Peripheral Equipment                         Pharmaceuticals
      Computers-Voice Recognition                            Pipelines
      Networking Products                                    Office/Business Equipment
      Printers & Related Products                            Office Furnishings
Cosmetic/Personal Care                                       Oil & Gas Producers
Distribution/Wholesale                                       Oil & Gas Services
Diversified Financial Services                               Real Estate
Electric                                                     REITS
Electrical Components & Equipment*                           Retail
      Batteries/Battery Systems                              Savings & Loans
      Electric Products-Miscellaneous                        Semiconductors
      Lighting Products & Systems                            Shipbuilding
      Power Conv/Supply Equipment                            Software*
      Superconductor Products & Systems                            Applications Software
      Wire & Cable Products                                        Communications Software
Electronics*                                                       Computer Aided Design
      Capacitors                                                   Computer Graphics
      Circuit Boards                                               Data Processing/Mgmt
      Circuits                                                     Decision Support Software
      Electronic Components-Miscellaneous                          Educational Software
      Electronic Connectors                                        Electronic Forms
      Electronic Measurement Instruments                           Enterprise Software/Services
      Electronic Parts Distribution                                Entertainment Software
      Electronic Security Devices                                  Internet Content
      Identification Systems/Development                           Internet Software
      Instruments-Controls                                         Medical Information Systems
      Instruments-Scientific                                       Network Software
      Lasers-Systems/Components                                    Software Tools
Engineering & Construction                                         Transactional Software
Entertainment                                                Telecommunication Equipment*
Environmental Control                                              Fiber Optics
Food                                                               Telecommunications Equipment
Food Service                                                       Wireless Equipment
Forest Products & Paper

----------------
    *Each sub-category is considered to be a separate industry.

Telecommunications*
      Cellular Telecommunications
      Satellite Telecommunications
      Telecommunication Services
Telephone
Textiles
Tobacco
Toys/Games/Hobbies
Transportation
Trucking & Leasing
Water


----------------
    *Each sub-category is considered to be a separate industry.

MANAGEMENT OF THE FUND

       The officers and Trustees of the Fund, their principal occupations during the past five years and their affiliations, if any, with Hambrecht & Quist Fund Management, LLC (HQFM), Symphony Asset Management LLC (Symphony) or Chase Securities Inc. (CSI) are as follows:


---------------------------------- -------------------------- --------------------------------------------------------
          Name and Age                   Position With             Principal Occupations During Past Five Years
                                           the Trust
---------------------------------- -------------------------- --------------------------------------------------------
Mark S. Brandin,* 49               Trustee                    Managing Director of Brandin & Associates (financial
                                                              management/consulting) since June 1996; Executive Vice
                                                              President of Marketing and Advertising of Quick and
                                                              Reilly, Inc. (broker-dealer) from 1994 to June 1996.
---------------------------------- -------------------------- --------------------------------------------------------
John A. Campbell,* 61              Trustee                    Audit Partner of PricewaterhouseCoopers LLP and its
                                                              predecessor from 1974 to June 1999.**  Board Member of
                                                              San Francisco Food Bank.
---------------------------------- -------------------------- --------------------------------------------------------
Fergus Reid, III,* 67              Trustee                    Chairman and Chief Executive
                                                              Officer of Lumelite Corporation (plastics
                                                              manufacturing) since September 1985.  Chairman and
                                                              Trustee of the Chase Vista Funds, Trustee of the other
                                                              Chase mutual funds *** and Trustee of the Morgan
                                                              Stanley Funds.
---------------------------------- -------------------------- --------------------------------------------------------

---------------------------------- -------------------------- --------------------------------------------------------
Tom D. Seip,* 50                   Trustee                    General Partner of Seip Investments LP (private
                                                              investment firm) since June 1998; Enterprise President
                                                              of The Charles Schwab Corporation (Schwab) from
                                                              September 1997 to May 1998 and Executive Vice
                                                              President-Retail Brokerage from prior to 1995 to
                                                              September 1997; various other executive positions at
                                                              Schwab since joining Schwab in 1983. Director of
                                                              Offroad Capital, Inc. (broker-dealer holding company).
---------------------------------- -------------------------- --------------------------------------------------------
Sarah E. Jones,* 47                President                  President of Chase Mutual Funds Corp. since February
                                                              1997; Managing Director of Private Investor Advisory
                                                              Services of Global Asset Management and Private
                                                              Banking Division of The Chase Manhattan Bank from
                                                              January 1996 to February 1997; Chief of Staff of
                                                              Relationship Banking for Chemical Bank Corporation
                                                              (predecessor to The Chase Manhattan Bank) from January
                                                              1992 to January 1996.
---------------------------------- -------------------------- --------------------------------------------------------
Mary D. Squires,* 45               Chief Financial Officer    Vice President-Financial Accounting Global Mutual
                                                              Funds of the Chase Manhattan Bank since 1993.
---------------------------------- -------------------------- --------------------------------------------------------
Colleen T. McCoy, 47               Secretary                  Vice President-Fund Administrator Global Mutual
                                                              Funds of the Chase Manhattan Bank since 1993.
---------------------------------- -------------------------- --------------------------------------------------------


* Mr. Brandin's address is 275 Willowbrook Drive, Portola Valley, CA 94028. Mr. Campbell's address is 726 Crossbrook Drive, Moraga, CA 94556. Mr. Reid's address is 202 June Road, Stamford, CT 06903. Mr. Seip's address is 30 Ridge Lane, Orinda, CA 94563. Ms. Jones's address is 1211 Avenue of the Americas, 41st Floor, New York, NY 10036. Ms. Squires's address and Ms. McCoy's address is 1 Chase Square, 7th Floor, Rochester, NY 14643.

      ____________________________________________________________________.
** PricewaterhouseCoopers LLP is the Fund's independent accountant. Mr. Campbell's responsibilities at PricewaterhouseCoopers LLP included auditing investment partnerships of which the sub-adviser or an affiliate of the sub-adviser was the general partner.
*** The Chase mutual funds other than the Chase Vista Funds consist of: Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.


Unless otherwise indicated, the address of each of the above listed individuals is: One Bush Street, San Francisco, California 94104.

       The business of the Trust is managed under the direction of the Trustees. The following table provides information as to the annual compensation of the
Trustees:

--------------------------------- --------------------------- ---------------------------- -----------------------------
                                    Aggregate Compensation       Pension or Retirement       Total Compensation from
                                         from Trust(1)          Benefits Accrued by the            Fund Complex
        Name of Trustee                                              Fund Complex(2)
--------------------------------- --------------------------- ---------------------------- -----------------------------
        Mark S. Brandin                     $6,000                        $0                          $6,000
--------------------------------- --------------------------- ---------------------------- -----------------------------

        John A. Campbell                    $6,000                        $0                          $6,000
--------------------------------- --------------------------- ---------------------------- -----------------------------

        Fergus Reid, III                    $3,000                     $108,490(3)                  $163,000(4)
--------------------------------- --------------------------- ---------------------------- -----------------------------

          Tom D. Seip                       $6,000                        $0                          $6,000
--------------------------------- --------------------------- ---------------------------- -----------------------------

(1) Reflects fees from the Trust for the fiscal year ended September 30, 2000. Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Trust receive a quarterly fee of $1,000, plus $500 for each Trust meeting attended. Trustees are also reimbursed for expenses incurred on behalf of the Trust. The Trust does not pay any pension or retirement benefits to the Trustees.

(2) A fund complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. Affiliated persons of HQFM and Symphony act as investment advisers to investment companies other than the Trust. None of the Trustees receives any compensation from these other investment companies, other than Mr. Reid.

(3) Reflects total benefits accrued by the Chase Vista Funds, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 1999, and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 1999. Under a "Retirement Plan for Eligible Trustees" (the "Plan"), each trustee of the Chase Vista Funds and the other Chase mutual funds (who is not an employee of any of the funds or their advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement as a trustee. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the advisers (collectively, the "Covered Funds"). Each eligible trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of
(i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no trustee's annual benefit will exceed the highest annual compensation received by that trustee from the Covered Funds. Such benefit is payable to each eligible trustee in monthly installments for the life of the trustee. Set forth below in the table are the estimated annual benefits payable to an eligible trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 1999, the estimated credited years of service for Mr. Reid were 15.

              HIGHEST ANNUAL COMPENSATION PAID BY ALL COVERED FUNDS

                    $80,000         $100,000          $120,000          $140,000         $160,000
                    -------         --------          --------          --------         --------
Years of
Service                         Estimated Annual Benefits Upon Retirement
--------                        -----------------------------------------
   16               $80,000         $100,000          $120,000          $140,000         $160,000
   14                76,800           96,000           115,200           134,400          153,600
   12                70,400           88,000           105,600           123,200          140,800
   10                64,000           80,000            96,000           112,000          128,000
    8                51,200           64,000            76,800            89,600          102,400
    6                38,000           48,000            57,600            67,200           76,800
    4                25,600           32,000            38,400            44,800           51,200

(4) Includes compensation earned during 1999 for service as a trustee to the Chase Vista Funds and the other Chase mutual funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

       As of December 31, 2000, the officers and Trustees, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of each class of the Fund.


       As of December 31, 2000, the following persons owned of record 5% or more of a class of the outstanding voting securities of the Fund:


Name and Address                                           Class Owned                Number           Percentage
----------------                                           -----------               of Shares          of Class
                                                                                     ---------         ----------
Lewco Securities Corp                                            A                     971,125          39.7%
FBO A C H50-651236-7-01
34 Exchange Place, 4th Floor
Jersey City, NJ 07311

Lewco Securities Corp                                            A                     141,217           5.8%
FBO A C H50-651237-5-01
34 Exchange Place, 4th Floor
Jersey City, NJ 07311

Lewco Securities Corp                                            A                     144,425           5.9%
FBO A C H10-653742-0-01
34 Exchange Place, 4th Floor
Jersey City, NJ 07311

Charles Schwab & Co., Inc.                                    Common                25,808,740          96.2%
FBO Schwab Customers
101 Montgomery Street
San Francisco, CA  94104

INVESTMENT ADVISORY AND OTHER SERVICES

     INVESTMENT ADVISER

       The investment adviser for the Fund is HQFM, which is an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase) and an affiliate of CSI, the Fund's distributor. HQFM oversees the asset management and administration of the Fund. Services performed for the Fund include maintaining office facilities; furnishing statistical and research data, clerical services and stationery and office supplies; and generally assisting in the operations of the Fund.


       As compensation for these services, HQFM receives an advisory fee, accrued daily and payable monthly in arrears, from the Fund of 0.65% of each class's average daily net assets, a portion of which is used to pay the Fund's sub-adviser. From time to time, HQFM may agree to waive or reduce some or all of the compensation to which it is entitled. For the fiscal year ended September 30, 2000, the Fund paid HQFM an advisory fee of $3,235,713.

       The Fund pays all expenses not assumed by HQFM, including, but not limited to, Trustees' expenses, audit fees, legal fees, interest expenses, brokerage commissions, fees for registration and notification of shares for sale with the SEC and various state securities commissions, taxes, insurance premiums, fees of the Fund's administrator, transfer agent, fund accounting agent or other service providers, and the cost of obtaining quotations for portfolio securities and the pricing of Fund shares.


      SUB-ADVISER

       HQFM has entered into an investment sub-advisory agreement with Symphony pursuant to which Symphony acts as the Fund's sub-adviser. Symphony furnishes an investment program for the Fund, determines what securities and other investments to purchase, retain or sell and places orders for the purchase and sale of these investments. Symphony makes all investment decisions for the Fund. Services performed by Symphony also include furnishing statistical and research data, helping to prepare filings and reports for the Fund and generally assisting HQFM and the Fund's other service providers in all aspects of the administration of the Fund.

       Symphony utilizes quantitative techniques, proprietary software models and real-time databases in the performance of its services to the Fund. Symphony bases its quantitative techniques on data provided by IPO Edge, a leading provider of IPO information, under an agreement granting Symphony exclusive advance access to certain of IPO Edge's IPO databases. In addition to quantitative techniques, Symphony will apply qualitative considerations when making investment decisions. Among other considerations, Symphony may review issuers' prospectuses and attend "roadshows" when determining whether to invest in a particular IPO.

       For Symphony's services, HQFM pays Symphony an annual investment sub-advisory fee, payable monthly, of 0.35% of the Fund's average daily net assets not in excess of $100 million and 0.375% of such assets over $100 million. In the event that HQFM waives its management fee to satisfy the expense guarantees described above under "Investment Adviser", Symphony has agreed to waive a pro rata portion of its fee from HQFM, subject to receiving a minimum sub-advisory fee of 0.20% of the Fund's daily net assets.


      DISTRIBUTOR

       Pursuant to a distribution agreement, CSI, whose address is 270 Park Avenue, New York, New York 10017, is distributor for shares of the Fund and is the Fund's agent for the purpose of the continuous offering of the Fund's shares. CSI is an affiliate of HQFM, the Fund's investment adviser. CSI is owned 64% by J.P. Morgan Chase and 36% by H&Q California, an indirect wholly-owned subsidiary of J.P. Morgan Chase. The Fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. CSI pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. For its services under the agreement, CSI receives the sales charges collected from sales of Class A shares and redemptions of Class A and Class B shares and the 12b-1 fees collected on each class of shares of the Fund.


       For the fiscal year ended September 30, 2000, CSI also received $213,207 in sales charges on the sale of Class A shares, $16,257 in contingent deferred sales charges on the Class A shares and $179,417 in contingent deferred sales charges on the Class B shares.


      DISTRIBUTION PLAN

       The Fund has adopted a distribution plan (distribution plan) to permit the Fund to pay distribution fees and defray expenses associated with the distribution of its shares in accordance with Rule 12b-1 under the 1940 Act. The distribution plan was adopted because of its anticipated benefits to the Fund. These benefits include increased sales of the Fund's shares, enhancement of the Fund's ability to retain assets, potential economies of scale, increased stability in the Fund's portfolio positions and greater flexibility in achieving investment objectives.

       Pursuant to the distribution plan, the Fund pays CSI at an annual rate of .30% of the value of the average daily net assets of Class A shares, 1.00% of the value of the average daily net assets of Class B shares and 0.25% of the value of the average daily net assets of Common Class shares. Distribution fees are accrued daily and paid quarterly on Class A and Class B shares and monthly on Common Class shares. Distribution fees are charged as expenses of the Fund as accrued.

       The fees payable under the distribution plan are used to compensate CSI for any expenses intended primarily to result in the sale of the Fund's shares, including, but not limited to, payments CSI makes to financial intermediaries, including broker-dealers and other third parties, payments made for the preparation, printing and distributing of advertising and sales literature, and payments made for printing and distributing prospectuses and shareholder reports to other than existing shareholders of the Fund. A portion of these fees, not to exceed .25% of the aggregate daily net assets attributable to each of the Class A, Class B and Common Class shares may constitute a service fee used to compensate CSI for expenses CSI incurs for personal services and/or the maintenance of shareholder accounts. The full amount of distribution fees are payable to CSI whether the actual expenses of CSI are in excess or less than such fees.

       HQFM and/or CSI may from time to time and from its own funds or such other resources as are permitted make payments for distribution and shareholder services. CSI provides the Trustees with a quarterly report of the amounts expended under the distribution plan and the purposes for which such expenditures were incurred.

       During the Fund's fiscal year ended September 30, 2000, the Fund paid CSI fees under the distribution plan as follows:


                                                                  CLASS A            CLASS B                 COMMON CLASS
Distribution fees paid by the Fund...........................     $93,294            $1,115,907              $237,613


       The distribution plan may not be amended to increase materially the costs which holders of Class A, Class B or Common Class shares may bear pursuant to the distribution plan without the approval of the holders of such shares. Other material amendments of the distribution plan must be approved by the Trustees, and by a majority of the Trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the distribution plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The distribution plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the distribution plan. The distribution plan may be terminated with respect to any class of shares at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the distribution plan or in any related agreements or by vote of the holders of a majority of such class of shares.

     ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND DIVIDEND DISBURSING
AGENT

       PFPC Inc. (PFPC), whose principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19899, serves as the administrator, fund accountant, dividend disbursing and transfer agent for the Fund. The services provided by PFPC include day to day maintenance of certain books and records, calculation of the offering price of the shares, preparation of reports and liaison with the Fund's custodian. From time to time, the Fund may employ other entities, including the sponsors of mutual fund supermarkets, as sub-transfer agents. During the Fund's fiscal year ended September 30, 2000, the Fund paid PFPC $450,555 for its service as administrator and fund accountant.


     CUSTODIAN

       PFPC Trust Company, whose principal offices are located at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as custodian for the Fund. The custodian is responsible for the daily safekeeping of securities and cash held by the Fund.


     INDEPENDENT ACCOUNTANT

       The Fund's independent accountant, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of the Fund and reviews certain regulatory reports and the Fund's federal income tax returns. It also performs other professional accounting, auditing, tax and advisory services when the Fund engages it to do so. Its address is 1177 Avenue of the Americas, New York, NY 10036

     LEGAL COUNSEL

       Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, Three Embarcadero Center, Seventh Floor, San Francisco, California 94111-4065 serves as legal counsel for the Trust, HQFM and CSI.


BROKERAGE ALLOCATION AND OTHER PRACTICES

     PORTFOLIO TURNOVER

       For reporting purposes, the Fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the year, whichever is less, by the monthly average value of portfolio securities the Fund owned during the year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the year.

       The turnover rate of the Fund will fluctuate annually and is expected to exceed 200% in any given year. Funds with high turnover (100% or more) tend to generate higher taxable income and gains and transaction costs, including brokerage commissions.


      PORTFOLIO TRANSACTIONS

       In effecting securities transactions for the Fund, Symphony seeks to obtain best price and execution. Subject to the supervision of the Fund's Trustees, Symphony will generally select brokers and dealers for the Fund primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

       In assessing these criteria, Symphony will, among other things, monitor the performance of brokers effecting transactions for the Fund to determine the effect, if any, that the Fund's transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the Fund's investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The Fund will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

       When the execution capability and price offered by two or more broker-dealers are comparable, Symphony may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Commissions charged by such broker-dealers may be higher than commissions charged by broker-dealers not providing such resources. Such resources may be used by Symphony when providing advisory services to other investment advisory clients, including other mutual funds. For the Fund's fiscal year ended September 30, 2000, total brokerage commissions paid by the Fund were $929,221.

       In an attempt to obtain best execution for the Fund, Symphony may place orders directly with market makers or with third market brokers or brokers on an agency basis. Placing orders with third market brokers may enable the Fund to trade directly with other institutional holders on a net basis. At times, this may allow the Fund to trade larger blocks than would be possible trading through a single market maker.

       The Fund expects to purchase IPOs from underwriting syndicates of which CSI, the Fund's distributor, and other affiliates of HQFM, act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the IPO issuer will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser or sub-adviser, and that no shares will be purchased from the distributor or any of its affiliates.


     CODE OF ETHICS

       The Fund, and its investment adviser, sub-adviser and principal underwriter have each adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act. Under the codes of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by the Fund, subject to certain restrictions and procedures. Each code of ethics also contains certain reporting requirements and securities trading clearance procedures.

DESCRIPTION OF THE TRUST

       The Fund is currently the only series of Hambrecht & Quist Fund Trust, a diversified open-end investment management company organized as a Delaware business trust on June 7, 1999. The Fund offers three classes of shares, Class A, Class B and Common Class.

       The Fund will not hold regular shareholder meetings, but may hold special meetings. Shareholders are entitled to vote only in limited circumstances, as set forth in the Trust's Agreement and Declaration of the Trust (Declaration of Trust). Generally, shareholders are entitled to vote (i) for the election of Trustees (as provided in the 1940 Act); (ii) for the removal of Trustees; (iii) on the Fund's entry into investment advisory or management contracts, except when such vote is not required under the 1940 Act; (iv) on the termination of the Trust in certain circumstances; (v) on amendments to the Declaration of Trust affecting certain shareholder voting rights; (vi) when such vote is otherwise required under applicable law or the Trust's then-current Registration Statement, Declaration of Trust or By-laws or (vii) when such vote is submitted to the shareholders in the Trustees' discretion. The Declaration of Trust specifically authorizes the Trustees to (i) sell or convey substantially all of the assets of the Trust or any series to another series or other open-end investment company or (ii) sell and convert into money all or substantially all of the assets of the Trust or any series, in each case without shareholder approval if a majority of the Trustees determine that the continuation of the Trust or any series is not in the best interest of the Trust or such series, or their respective shareholders. Shareholders are entitled to one vote for each dollar of net asset value, and a proportional fractional vote for each fractional dollar of net asset value, represented by the shares owned. Shareholders may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

       Shares representing one-third of the total net asset value of shares of each affected series or class, or shares representing one-third of the total net asset value of shares of the Trust, entitled to vote will be a quorum for the transaction of business at a shareholders' meeting. Any lesser number will be sufficient for adjournments. Except when a larger vote is required by applicable law, the Declaration of Trust or the By-laws, shareholders representing a majority of the total net asset value of shares voting at a shareholders' meeting will decide any matters to be voted upon with respect to the entire Trust and shareholders representing a plurality of the total net asset value of such shares will elect a Trustee. If the Declaration of Trust or applicable law permits or requires that shares be voted on any matter by individual series or classes, then shareholders representing a majority of the total net asset value of shares of that series or class will decide that matter insofar as that series or class is concerned. Shareholders may act as to the Trust or any series or class by the written consent of shareholders representing a majority (or such other amount as may be required by applicable law) of the total net asset value of shares of the Trust or of such series or class.

       Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (Delaware Act) provides that shareholders of a Delaware business trust are entitled to the same limitations on liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability. To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property (from the applicable series of the Trust) of a shareholder held personally liable solely by reason of the shareholder's having been a shareholder and (iii) provides that the Trust will, upon request, assume the defense of any claim made against such shareholder for any act or obligation of the applicable series of the Trust and satisfy any judgement thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

       The Trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. The income and gains of each series or class will be distributed pro rata to shareholders in proportion to the number of shares of each series or class held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the Trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the Declaration of Trust. Upon liquidation of the Trust, shares of each series or class will be entitled to a pro rata distribution of all assets of such series or class remaining after payment or provision for all known liabilities of such series or class.

       Shares of the Trust may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the Fund or for any other reason under terms set by the Trustees, including the failure of a shareholder (i) to supply a taxpayer identification number or other information or certification required by applicable law, (ii) to invest the required minimum or (iii) to pay when due shares issued to such shareholder. The Trust may redeem shares and transfer the proceeds to a government unit, agency, authority or authorized depository without prior notice to a shareholder and without liability to such shareholder, if such action is taken (i) in response to a notice of levy, lien or similar action from the Internal Revenue Service or state tax authority, (ii) in compliance with state law governing escheat or abandonment of property, (iii) in satisfaction of withholding tax requirements (including penalties and interest) applicable to any prior distribution to a shareholder that were not satisfied at the time of such distribution or (iv) in compliance with any other applicable legal requirement.


     PURCHASE, REDEMPTION AND PRICING OF SHARES

     CLASS A SHARES

       Class A shares will normally be more beneficial than Class B shares to investors who qualify for reduced front-end sales charges on Class A shares, as set forth in the prospectus. As a result, any order for $250,000 or more for Class B shares may be rejected by your financial intermediary.

       Class A shares are subject to a front-end sales charge, as described in the prospectus. The portion of this sales charge that is re-allowed to selected dealers is as follows:

                                                                Commission to selected
             Investment                                    dealers as % of offering price(1)
             --------------------------------------    ----------------------------------------
             Less than $50,000                                          5.00%
             $50,000 to $99,999                                         4.00%
             $100,000 to $249,999                                       3.00%
             $250,000 to $499,999                                       2.25%
             $500,000 to $999,999                                       1.75%
             $1,000,000 or more(2)                                      1.00%

----------------
(1) Offering price includes the front-end sales charge.

(2) With respect to purchases of $1,000,000 or more made through authorized financial intermediaries, the distributor may pay from its own resources a fee of up to 1% of the amount invested to compensate such financial intermediaries for their distribution assistance. Proceeds from the CDSC on Class A shares are used by the distributor to defray these expenses.


       No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income and gains distributions, (ii) upon the automatic conversion of Class B shares to Class A shares or (iii) to an investor repurchasing shares which the investor sold within the preceding 60 days.

     COMBINED PURCHASE PRIVILEGE AND CUMULATIVE QUANTITY DISCOUNT

       Certain investors may qualify for a reduced sales charge according to the Class A sales charge schedule set forth in the prospectus, by combining purchases of shares of the Fund into a single "purchase" if the resulting "purchase" equals at least $50,000. For purposes of this Combined Purchase Privilege, the term "purchase" refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single fiduciary account even though more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company" as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no other purpose than the purchase of shares of the Fund or shares of other registered investment companies. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

       An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of: (i) the investor's current purchase; (ii) the net asset value (at the close of business on the previous day) of all Class A shares of the Fund held by the investor; and (iii) the net asset value of all shares described in (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor in a single "purchase" as described above.

       To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on purchases made through a financial intermediary, the investor or financial intermediary must provide the transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.

     STATEMENT OF INTENTION

       Class A investors may also obtain a reduced sales charge, as set forth in the prospectus, by means of a written Statement of Intention, which expresses the investor's intention to invest at least $50,000 within a period of 13 months in Class A shares of the Fund. Each purchase under a Statement of Intention will be made at the public offering price at the time of such purchase applicable to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Fund shares made not more than 90 days prior to the date the investor signs the Statement of Intention; however, the 13 month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase included.

       The Statement of Intention is not a binding obligation on the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention will be 5% of such amount. Shares purchased with the first 5% will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated in the Statement of Intention is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount has been purchased, the escrow will be released. To the extent the investor purchases more than the dollar amount indicated in the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13 month period. The difference in the sales charge will be used to purchase additional Fund shares subject to the rate of the sales charge applicable to the actual amount of the aggregate purchase.

     PRIVILEGE FOR CERTAIN RETIREMENT PLANS

       Multiple participant payroll deduction retirement plans, such as 401(k) plans, may also purchase shares of the Fund at a reduced sales charge on a monthly basis during the 13-month period following the plan's initial purchase. The sales charge applicable to the initial purchase of shares of the Fund will be that normally applicable under the sales charge schedule set forth in the prospectus to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under the schedule, to an investment equal to the sum of
(i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted based on later purchases.

     PRIVILEGE FOR CERTAIN OTHER INVESTORS

       The Fund may sell its Class A shares at net asset value (without front-end sales charge) and without a CDSC to certain other investors, including:

       (i) Symphony and its affiliates, HQFM and Chase H&Q, a division of CSI ("Chase H&Q"), and their current officers, partners, directors and employees, any current or former Trustee or officer of the Trust, any spouse or sibling, direct ancestor or direct descendent (collectively "relatives") of any such individual, or any trust, individual retirement account or retirement plan account for the benefit of any such individual or relative;

       (ii) qualified retirement plans of HQFM, CSI, Symphony and their affiliates;

       (iii) any registered representative of any financial intermediary authorized to sell Class A or Class B shares of the Fund or their respective spouses, children and parents;

       (iv) banks, trust companies and other types of depository institutions investing for their own accounts or for their customers' accounts;

       (v) any state, county or city, or any instrumentality, department, authority or agent thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of the Fund;

       (vi) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (A) buy shares worth $500,000 or more, or
(B) have at the time of purchase, 100 or more eligible participants, or (C) certify that they project to have annual plan purchases of $200,000 or more;

       (vii) "wrap" accounts for the benefit of clients of CSI and its affiliates and broker-dealers, financial institutions or other financial intermediaries that have entered into an agreement with CSI; and

       (viii) registered investment advisers investing for accounts for which they receive asset-based fees.

       A purchaser's financial intermediary must certify to the transfer agent that the purchaser is eligible for an exemption from the Class A front-end sales charge and also notify the transfer agent if a previously eligible purchaser is no longer eligible for such an exemption. Exemptions will be granted subject to verification of a purchaser's entitlement. Financial intermediaries may charge a fee for effecting transactions involving Class A shares of the Fund sold at net asset value.

       The CDSC imposed on certain purchases of Class A shares may be waived in the same manner as the CDSC on Class B shares may be waived, as described below under "Class B Shares."

       Class A shares are offered at net asset value (without a front-end sales charge) and without a CDSC to the Trustees and other affiliated persons of the Fund as an incentive to such persons to purchase shares of the Fund and thereby to align further the interests of such persons with the interests of the Fund's shareholders.


CLASS B SHARES

       The combination of the CDSC and the distribution fee enables the Fund to sell the Class B shares without a front-end sales charge being deducted at the time of purchase. The higher distribution fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A and Common Class shares.

       Proceeds from the CDSC are payable to CSI and may be used in whole or in part to defray CSI's expenses relating to the provision of distribution-related services to the Fund in connection with the sale of Class B shares, including payments to selected dealers. CSI pays selected dealers a commission equal to 4.00% of the price of Class B shares sold.

       The CDSC may be waived on Class B shares if the redemption relates to:
(a) retirement distributions or loans to participants or beneficiaries from pension or profit sharing plans, pension funds and other company-sponsored benefit plans (each a Plan); (b) the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (Code)) of a participant in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan; (d) satisfying the minimum distribution requirements of the Code; (e) the establishment of "substantially equal periodic payments" as described in
Section 72(m)(7) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) excess contributions distributed from a Plan; (i) the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event; and (h) redemption proceeds which are being reinvested in accounts or non-registered products over which an advisory affiliate of CSI has investment discretion.

       Class B shares convert to Class A shares five years after the end of the calendar month in which the shareholder's purchase order was accepted. Such conversion will occur on the basis of the net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion is to reduce the distribution fee paid by Class B shareholders that have been outstanding long enough for the distributor to have been compensated for the distribution expenses incurred in the sale of the shares.

       For purposes of conversion to Class A shares, Class B shares acquired through reinvestment of dividends and distributions will convert to Class A shares based on the date of the initial purchase of the underlying shares on a pro rata basis.

       The conversion of Class B shares to Class A shares is subject to the availability at the time of conversion of an opinion of counsel or other assurance to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal law. In the event such assurance is not available, no further conversion of Class B shares would occur and shares would continue to be subject to a higher distribution fee for an indefinite period.


     PURCHASING AND REDEEMING SHARES OF THE FUND

       The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders for shares of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or designee receives the order. An order placed through an authorized broker or designee will be priced at the Fund's net asset value next computed after receipt of the order by such broker or designee.

       As long as the Fund or PFPC follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses you may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording telephone orders.

       PFPC does not accept third party checks as payment for Fund shares. The Fund requires signature guarantees for redemptions in excess of $25,000. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program and the New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted.

       Share certificates will not be issued in order to avoid additional administrative costs; however, share ownership records are maintained by the Fund's transfer agent, PFPC. Twice a year, financial reports will be mailed to shareholders describing the Fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to the Fund and request that your mailings not be consolidated.

       The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Trustees may deem advisable. Payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist that would make such payment a detriment to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

     PRICING OF SHARES

     Securities traded on stock exchanges are valued at the last quoted sales price that day on the exchange on which such securities are principally traded, or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the last bid price that day.

       Futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available on the valuation date, the last available closing settlement price is used.

       Debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair values as of the 61st day prior to maturity if their original maturity exceeded 60 days (unless in either case the Trustees determine that this method does not represent fair value).

       Debt instruments not maturing within 60 days are valued on the basis of the price provided by a pricing service when such prices are believed to reflect the fair value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and developments related to specific securities.

       Securities and assets for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines adopted by the Trustees.

       The assets attributable to Class A, Class B and Common Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.


     TAXATION

     FEDERAL TAX INFORMATION FOR THE FUND

       It is the Fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, the Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the Fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

       The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "net ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

       The Fund's transactions in futures contracts may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund and its shareholders.


     FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

       The discussion of federal income taxation presented below supplements the discussion in the Fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the Fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in the Fund.

       Any dividends declared by the Fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to Fund shares held for six months or less, any loss on the sale or exchange of those shares will, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the corporate dividends-received deduction to the extent they would qualify if the Fund were a regular corporation and if other applicable requirements are met. Distributions by the Fund also may be subject to state, local and foreign taxes, and the Fund's treatment under applicable tax laws may differ from the federal income tax treatment.

       The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

       Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien" or is present in the United States for more than 183 days during the year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


CALCULATION AND USE OF PERFORMANCE DATA

       Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, the result of which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, the Fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

       An after-tax total return for the Fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of the Fund's total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

       The Fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

       The Fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the most recent fiscal year end.

       The performance of the Fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The Fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the Fund's performance to be higher or lower than that of an index. The Fund's annual report may contain additional performance information.


FINANCIAL STATEMENTS

       The audited financial statements of the Fund and the report of PricewaterhouseCoopers LLP thereon are incorporated herein by reference to the Fund's annual report to shareholders for the fiscal year ended September 30, 2000. The annual report is available upon request without charge by calling the Fund's transfer agent, PFPC, at (877) 613-7975.

                          HAMBRECHT & QUIST FUND TRUST

                           Part C - Other Information


Item 23.        EXHIBITS:


                (a) (1) Restated Agreement and Declaration
                        of Trust dated June 7, 1999, as amended
                        September 8, 1999(1)

                    (2) Certificate of Trust dated June 7, 1999(2)

                (b) By-laws(1)

                (c) Instruments defining Rights
                    of Security Holders                                         Not applicable.

                (d) Investment Advisory Contracts
                    (1) Investment Advisory Agreement dated
                        December 8, 1999                                        Filed herewith.
                    (2) Investment Sub-Advisory Agreement dated
                        December 8, 1999                                        Filed herewith.

                (e) Distribution Agreement dated December 8, 1999               Filed herewith.

                (f) Bonus or Profit Sharing Contracts                           None.

                (g) Custodian Agreements(1)

                (h) Other Material Contracts
                    (1) Transfer Agency Services Agreement(1)
                    (2) Administration and
                        Accounting Services Agreement(1)

                (i) Legal Opinion(3)

                (j) Other Opinions
                    Consent of Independent Accountants                          Filed herewith.

                (k) Omitted Financial Statements                                None.

                (l) Initial Capital Agreements(3)

                (m) Rule 12b-1 Plan, as amended November 29, 1999               Filed herewith.

                (n) Rule 18f-3 Plan, as amended November 29, 1999               Filed herewith.

                (o) Reserved

                (p) Codes of Ethics
                    (1) Code of Ethics of Hambrecht & Quist Fund
                        Trust, Hambrecht & Quist Fund Management,
                        LLC and Chase Securities Inc                            Filed herewith.
                    (2) Code of Ethics of Symphony Asset
                        Management, LLC                                         Filed herewith.

------------------------
    (1)Incorporated by reference to Post-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 28, 1999.
    (2)Incorporated by reference to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 11, 1999.
    (3)Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 15, 1999.



Item 24.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

                Not applicable.

Item 25.        INDEMNIFICATION

                The Agreement and Declaration of Trust (Article IV, Section 3) of the Trust provides that, in the event a Trustee, officer, employee or agent of the Trust is sued for his or her activities concerning the Trust, the Trust will indemnify that person to the fullest extent permitted by law except if that person has been found by a court or body before which the proceeding was brought to have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

                The Trust has purchased errors and omissions insurance with Trustees' and officers' liability coverage.


Item 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                Hambrecht & Quist Fund Management, LLC (adviser), was formed to act as the

                Fund's investment adviser and has no other businesses of a substantial nature. Information as to the adviser's officers and managing member is included in its Form ADV filed on July 19, 1999 with the Securities and Exchange Commission, as amended (Registration Number 801-5672), and is incorporated herein by reference.

                Symphony Asset Management, LLC (sub-adviser) acts as a sub-adviser to the Fund pursuant to a sub-advisory contract with the adviser. The sub-adviser acts as an investment adviser to other accounts, including registered investment companies. Information as to the sub-adviser's officers and managing member is included in its Form ADV filed on August 10, 1999 with the Securities and Exchange Commission, as amended (Registration Number 801-52638), and is incorporated herein by reference.

Item 27.        PRINCIPAL UNDERWRITERS

                Chase Securities Inc. (distributor) serves as principal underwriter of the shares of the Fund. Information concerning each director and officer of the distributor is included in the distributor's Form BD filed on ____________ with the Securities and Exchange Commission, as amended (Registration Number 8-036950; CRD Number 18 718), and is incorporated herein by reference.


Item 28.        LOCATION OF ACCOUNTS AND RECORDS

                Records required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder relating to the Trust's portfolio transactions are maintained by the sub-adviser at 555 California Street, San Francisco, California 94104. Records relating to the Trust's books and shareholders are maintained by the Trust's administration and accounting agent, transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19899. Records relating to the physical possession of securities are maintained by the Trust's custodian, PFPC Trust Company, at 200 Stevens Drive, Lester, Pennsylvania 19113. All other records are maintained by the adviser at One Bush Street, San Francisco, California 94104.

Item 29.        MANAGEMENT SERVICES

                Not applicable.

Item 30.        UNDERTAKINGS


                Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 29th day of January, 2001.

                                         HAMBRECHT & QUIST FUND TRUST
                                         (Registrant)

                                         By: /s/ Sarah E. Jones
                                         ----------------------
                                             Sarah E. Jones, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

                  SIGNATURE                      TITLE                                DATE

Principal Executive Officer

/s/ Sarah E. Jones
------------------
Sarah E. Jones                                 President                        January 29, 2001

Principal Financial and Accounting
Officer

/s/ Mary D. Squires
-------------------
Mary D. Squires                         Chief Financial Officer                 January 29, 2001

A majority of the Trustees

/s/ Fergus Reid, III                                       January 29, 2001
--------------------
    Fergus Reid, III

/s/ John A. Campbell                                       January 29, 2001
--------------------
    John A. Campbell

/s/ Mark S. Brandin                                        January 29, 2001
-------------------
    Mark S. Brandin

/s/ Tom D. Seip                                            January 29, 2001
---------------
    Tom D. Seip


                          HAMBRECHT & QUIST FUND TRUST

                             Exhibit Index to Part C


Item No.        Description
--------        -----------

99(d)(1)        Investment Advisory Agreement dated December 8, 1999

99(d)(2)        Investment Sub-Advisory Agreement dated December 8, 1999

99(e)           Distribution Agreement dated December 8, 1999

99(j)           Consent of Independent Accountants

99(m)           Rule 12b-1 Plan, as amended November 29, 1999

99(n)           Rule 18f-3 Plan, as amended November 29, 1999

99(p)(1) Code of Ethics of Hambrecht & Quist Fund Trust, Hambrecht & Quist Fund Management, LLC and Chase Securities Inc.

99(p)(2)        Code of Ethics of Symphony Asset Management, LLC